SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                                      CWA

                                  (Depositor)

      (Issuer in respect of Asset-Backed Securitiies, Series CWA 2003-BC3)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                            Asset-Backed Securitiies
                              Series CWA 2003-BC3

On September 25, 2003, The Bank of New York, as Trustee for CWA, Asset-Backed Securitiies Series CWA 2003-BC3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2003, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset-Backed Securitiies Series CWA 2003-BC3 relating to the distribution date of September 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2003


                             Payment Date: 09/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC3
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        171,079,916.48    1.210000%     8,182,490.93    178,255.77    8,360,746.70       0.00       0.00
                        A2        284,535,000.00    1.420000%             0.00    347,923.07      347,923.07       0.00       0.00
                        M1         31,515,000.00    1.880000%             0.00     51,019.28       51,019.28       0.00       0.00
                        M2          6,565,000.00    2.360000%             0.00     13,341.54       13,341.54       0.00       0.00
                        M3          6,565,000.00    2.610000%             0.00     14,754.84       14,754.84       0.00       0.00
                        M4          3,940,000.00    3.110000%             0.00     10,551.54       10,551.54       0.00       0.00
                        M5          3,940,000.00    4.610000%             0.00     15,640.71       15,640.71       0.00       0.00
                        M6          3,940,000.00    4.610000%             0.00     15,640.71       15,640.71       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        P                 100.00    0.000000%             0.00    207,358.91      207,358.91       0.00       0.00
                        C         517,332,440.91    0.000000%             0.00  2,495,454.73    2,495,454.73       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        512,080,016.48     -            8,182,490.93  3,349,941.09   11,532,432.02     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        162,897,425.55              0.00
                                A2        284,535,000.00              0.00
                                M1         31,515,000.00              0.00
                                M2          6,565,000.00              0.00
                                M3          6,565,000.00              0.00
                                M4          3,940,000.00              0.00
                                M5          3,940,000.00              0.00
                                M6          3,940,000.00              0.00
Residual                        AR                  0.00              0.00
                                P                 100.00              0.00
                                C         509,149,949.98              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        503,897,525.55     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC3
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    171,079,916.48     1.210000% 126671B39    45.712240      0.995842    910.041484
                           A2    284,535,000.00     1.420000% 126671B47     0.000000      1.222778  1,000.000000
                           M1     31,515,000.00     1.880000% 126671B54     0.000000      1.618889  1,000.000000
                           M2      6,565,000.00     2.360000% 126671B62     0.000000      2.032222  1,000.000000
                           M3      6,565,000.00     2.610000% 126671B70     0.000000      2.247500  1,000.000000
                           M4      3,940,000.00     3.110000% 126671B88     0.000000      2.678056  1,000.000000
                           M5      3,940,000.00     4.610000% 126671B96     0.000000      3.969722  1,000.000000
                           M6      3,940,000.00     4.610000% 126671C20     0.000000      3.969722  1,000.000000
Residual                   AR              0.00     0.000000% 126671E85     0.000000      0.000000      0.000000
                           P             100.00     0.000000% 126671F27     0.000000    2,073,589.100000  1,000.000000
                           C     517,332,440.91     0.000000% 126671E93     0.000000      4.750963    969.343326
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     512,080,016.48       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC3
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       509,149,949.98   509,149,949.98
Loan count                   3773             3773
Avg loan rate           7.798967%             7.80
Prepay amount        6,896,949.36     6,896,949.36

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       212,683.22       212,683.22
Sub servicer fees            0.00             0.00
Trustee fees             3,879.99         3,879.99


Agg advances                  N/A              N/A
Adv this period        102,665.20       102,665.20

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               10,505,048.85    10,505,048.85
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            512,080,016.48
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          58                 8,509,848.72
60 to 89 days                           9                   847,418.99
90 or more                              5                   877,304.40
Foreclosure                            24                 3,062,714.29

Totals:                                96                13,297,286.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,532,432.02         11,532,432.02
Principal remittance amount            8,182,490.93          8,182,490.93
Interest remittance amount             3,349,941.09          3,349,941.09